Exhibit 21.1

SUBSIDIARY LIST (BY JURISDICTION)

California

San Francisco Bay Partners II, Ltd.

Connecticut

Bronxville West, LLC

Forestbroad LLC

Smithtown Galleria Associates Limited Partnership

Town Close Associates Limited Partnership

Colorado

Archstone Foundation

Delaware

Alameda Financing, L.P.

AMP Apartments Subtenant, LLC

AMP Apartments, LLC

AMP Manager LLC

AMV I, LLC

AMV II, LLC

AMV III, LLC

AMV IV, LLC

AOP GP LLC

Archstone 101 West End Avenue (Nominee) GP LLC

Archstone 101 West End Avenue (Nominee) LP

Archstone 101 West End Avenue Holdings GP LLC

Archstone 101 West End Avenue Holdings LP

Archstone 101 West End Avenue Principal GP LLC

Archstone 101 West End Avenue Principal LP

Archstone 125 Parcel C Member GP LLC

Archstone 125 Parcel C Member LP

Archstone 125, LLC

Archstone Bay Club Marina LP

Archstone Boca Raton GP LLC

Archstone Boca Raton LP

Archstone Boca Raton REIT GP LLC

Archstone Boca Raton REIT LP

Archstone Builders Incorporated

Archstone Camargue III LLC

Archstone Carillon Point GP LLC

Archstone Carillon Point LP

Archstone Carillon Point REIT GP LLC

Archstone Carillon Point REIT LP

Archstone CCDC Member 1 LLC

Archstone CCDC Member 2 LLC

Archstone Champions Park LLC

Archstone Chandler LLC

Archstone Charter Oak LLC

Archstone Chelsea (Nominee) GP LLC

Archstone Chelsea (Nominee) LP

Archstone Chelsea Holdings GP LLC

Archstone Chelsea Holdings LP

Archstone Chelsea Principal GP LLC

Archstone Chelsea Principal LP

Archstone Communities LLC

Archstone Concourse LLC

Archstone DC One Holdings LLC

Archstone Del Mar Station LLC

Archstone Developer LLC

Archstone East 33rd Street GP LLC

Archstone East 33rd Street LP

Archstone East 33rd Street Master Lessee GP LLC

Archstone East 33rd Street Master Lessee LP

Archstone East 33rd Street REIT GP LLC

Archstone East 33rd Street REIT LP

Archstone East 39th Street (Nominee) GP LLC

Archstone East 39th Street (Nominee) LP

Archstone East 39th Street Holdings GP LLC

Archstone East 39th Street Holdings LP

Archstone East 39th Street Principal GP LLC

Archstone East 39th Street Principal LP

Archstone Financial Services LLC

Archstone Grosvenor Tower GP LLC

Archstone Grosvenor Tower LP

Archstone Grosvenor Tower REIT GP LLC

Archstone Grosvenor Tower REIT LP

Archstone HoldCO CM LLC

Archstone Holdings Germany II LLC

Archstone Holdings Germany LLC

Archstone Huntington Beach College Park LLC

Archstone Huntington Beach Member LLC

Archstone Katahdin GP LLC

Archstone Katahdin LP

Archstone Legacy Place GP LLC

Archstone Legacy Place LP

Archstone Legacy Place REIT GP LLC

Archstone Legacy Place REIT LP

Archstone Lexington Apartments GP LLC

Archstone Lexington Apartments LP

Archstone Lincoln Towers LLC

Archstone Management Germany II B LLC

Archstone Management Germany II LLC

Archstone Management Germany LLC

Archstone Management Services Incorporated

Archstone Marina Bay GP LLC

Archstone Marina Bay LP

Archstone Marina Bay Nominee LP

Archstone Marina Bay REIT GP LLC

Archstone Marina Bay REIT LP

Archstone Master Property Holdings LLC

Archstone Memorial Heights I GP LLC

Archstone Memorial Heights I LP

Archstone Memorial Heights Villages I LLC

Archstone Multifamily CM LLC

Archstone Multifamily Guarantor (GP) LLC

Archstone Multifamily Guarantor LLC

Archstone Multifamily Guarantor LP

Archstone Multifamily Holdings I (Borrower-A) GP LLC

Archstone Multifamily Holdings I (Borrower-A) LP

Archstone Multifamily Holdings I (Borrower-B) GP LLC

Archstone Multifamily Holdings I (Borrower-B) LP

Archstone Multifamily Holdings I (Development Borrower Pledgor) GP LLC

Archstone Multifamily Holdings I (Development Borrower Pledgor) LP

Archstone Multifamily Holdings I (Development Borrower) GP LLC

Archstone Multifamily Holdings I (Development  Borrower) LP

Archstone Multifamily Holdings I (Parent Borrower-B) GP LLC

Archstone Multifamily Holdings I (Parent Borrower-B) LP

Archstone Multifamily Holdings I (Parent C) GP LLC

Archstone Multifamily Holdings I (Parent C) LP

Archstone Multifamily Holdings I LLC

Archstone Multifamily Holdings I LP

Archstone Multifamily Holdings II (Borrower) GP LLC

Archstone Multifamily Holdings II (Borrower) LP

Archstone Multifamily Holdings II LP

Archstone Multifamily Nominee (GP) LLC

Archstone Multifamily Parallel Guarantor I LLC

Archstone Multifamily Parallel Guarantor II LLC

Archstone Multifamily Parallel Guarantor LLC

Archstone Multifamily Partners AC Asset Manager LLC

Archstone Multifamily Partners AC CM LLC

Archstone Multifamily Partners AC Funding GP LLC

Archstone Multifamily Partners AC Funding LP

Archstone Multifamily Partners AC GP LLC

Archstone Multifamily Partners AC Investor I LLC

Archstone Multifamily Partners AC Investor II LLC

Archstone Multifamily Partners AC JV Asset Manager LLC

Archstone Multifamily Partners AC JV CM LLC

Archstone Multifamily Partners AC JV GP LLC

Archstone Multifamily Partners AC JV Investor I LLC

Archstone Multifamily Partners AC JV LP

Archstone Multifamily Partners AC LP

Archstone Multifamily Principal LP

Archstone Multifamily Series II LLC

Archstone Multifamily Series III LLC

Archstone Multifamily Series IV LLC

Archstone Multifamily Series IV Nominee (GP) LLC

Archstone Multifamily Series IV Nominee LP

Archstone Multifamily Series IV Principal LP

Archstone National Gateway I GP LLC

Archstone National Gateway I LP

Archstone National Gateway II GP LLC

Archstone National Gateway II LP

Archstone New Development Holdings GP LLC

Archstone New Development Holdings LP

Archstone Nominee LP

Archstone North Braeswood GP LLC

Archstone North Braeswood LP

Archstone North Braeswood Mezz GP LLC

Archstone North Braeswood Mezz LP

Archstone North Capitol Hill 2 GP LLC

Archstone North Capitol Hill 2 LP

Archstone North Capitol Hill GP LLC

Archstone North Capitol Hill LP

Archstone North Point II LLC

Archstone Northcreek LLC

Archstone Oak Creek I LLC

Archstone Oak Creek II LLC

Archstone Oakwood Arlington LLC

Archstone Oakwood Philadelphia LLC

Archstone Oakwood Toluca Hills LLC

Archstone OC/SD JV Holdings LLC

Archstone OC/SD JV LLC

Archstone Old Town Pasadena LLC

Archstone Parallel Residual JV 2, LLC

Archstone Parallel Residual JV, LLC

Archstone Parkland Gardens LLC

Archstone Property Holdings GP LLC

Archstone Property Holdings LLC

Archstone Property Management (California) Incorporated

Archstone Property Management LLC

Archstone Real Estate Advisory Services GP LLC

Archstone Real Estate Advisory Services LP

Archstone Redmond Campus LLC

Archstone Residual JV, LLC

Archstone San Bruno III LLC

Archstone San Bruno III-B LLC

Archstone San Mateo Holdings LLC

Archstone SellCo CM LLC

Archstone Showplace Square LLC

Archstone Smith Corporate Holdings LLC

Archstone Studio 4041 GP LLC

Archstone Studio 4041 LP

Archstone Studio 4041 REIT GP LLC

Archstone Studio 4041 REIT LP

Archstone Sunnyvale GP LLC

Archstone Sunnyvale LP

Archstone Sunnyvale REIT GP LLC

Archstone Sunnyvale REIT LP

Archstone Thousand Oaks LLC

Archstone Trademark JV, LLC

Archstone Tysons Corner LLC

Archstone VA Holdings 3 LLC

Archstone Vanoni Ranch Lessee LLC

Archstone Venice GP LLC

Archstone Venice LP

Archstone Venice REIT GP LLC

Archstone Venice REIT LP

Archstone Virginia Square Holdings LLC

Archstone Waterford Place LLC

Archstone Westbury (Nominee) GP LLC

Archstone Westbury (Nominee) LP

Archstone Westbury GP LLC

Archstone Westbury Holdings GP LLC

Archstone Westbury Holdings LP

Archstone Westbury LP

Archstone Westbury Principal GP LLC

Archstone Westbury Principal LP

Archstone Wheaton Station Borrower LLC

Archstone-Smith Unitholder Services LLC

Aria at Hathorne Hill, LLC

Aria at Laurel Hill, LLC

Arlington Square Financing, LLC

ASN 50th Street LLC

ASN Bear Hill LLC

ASN Calabasas I LLC

ASN Calabasas II LLC

ASN Clinton Green Member LLC

ASN Europe Trading Incorporated

ASN Europe Trading US Incorporated

ASN Gaithersburg Investor LLC

ASN Gaithersburg LLC

ASN Holdings LLC

ASN La Jolla Colony LLC

ASN Lake Mendota Investments LLC

ASN Long Beach LLC

ASN Los Feliz LLC

ASN Maple Leaf (Office) LLC

ASN Meadows at Russett I LLC

ASN Meadows at Russett II LLC

ASN Monument Park LLC

ASN Mountain View LLC

ASN Pasadena LLC

ASN Presidio View LLC

ASN Quincy LLC

ASN Redmond Lakeview LLC

ASN Redmond Park LLC

ASN San Jose LLC

ASN Tanforan Crossing I LLC

ASN Tanforan Crossing II LLC

ASN Technologies, Inc.

ASN Thousand Oaks Plaza LLC

ASN Vanoni Ranch LLC

ASN Walnut Ridge LLC

ASN Warner Center LLC

ASN Woodland Hills East LLC

AVA Capitol Hill, LLC

AVA Ninth, L.P.

Avalon 55 Ninth, LLC

Avalon Alderwood Phase I, LLC

Avalon Anaheim Stadium, L.P.

Avalon Arboretum, L.P.

Avalon at 318 I Street, LLC

Avalon at Ballston, LLC

Avalon at Diamond Heights, L.P.

Avalon at Dublin Station, L.P.

Avalon at Florham Park, LLC

Avalon at Mission Bay III, L.P.

Avalon at Pacific Bay, L.P.

Avalon at Providence Park, LLC

Avalon at Stratford, LLC

Avalon Baker Ranch, L.P.

Avalon Ballard, LLC

Avalon Belltown, LLC

Avalon Brandemoor II, LLC

Avalon Burlington, LLC

Avalon California Value II, LLC

Avalon California Value III, LLC

Avalon California Value VI, LLC

Avalon California Value VIII, LLC

Avalon Clark and Polk, LLC

Avalon DownREIT V, L.P.

Avalon Dublin Station II, L.P.

Avalon Encino, L.P.

Avalon Exeter, LLC

Avalon Fair Lakes, LLC

Avalon Fashion Valley, L.P.

Avalon Framingham, LLC

Avalon Glendora, L.P.

Avalon Gold, LLC

Avalon Green II, LLC

Avalon Grosvenor, L.P.

Avalon II California Value I, L.P.

Avalon II California Value II, L.P.

Avalon II California Value III, L.P.

Avalon II California Value IV, L.P.

Avalon II Maryland Value II, L.P.

Avalon II Maryland Value III, L.P.

Avalon II Maryland Value IV, L.P.

Avalon II Massachusetts Value I, L.P.

Avalon II New Jersey Value I, L.P.

Avalon II New Jersey Value II, L.P.

Avalon II Virginia Value I, L.P.

Avalon II Washington Value I, L.P.

Avalon Irvine III, L.P.

Avalon Irvine, L.P.

Avalon Konterra North, LLC

Avalon Lyndhurst, LLC

Avalon Marlborough, LLC

Avalon Maryland Value II, LLC

Avalon Maryland Value III, LLC

Avalon Massachusetts Value I, LLC

Avalon Massachusetts Value II, LLC

Avalon Milazzo, L.P.

Avalon Morrison Park, L.P.

Avalon Mosaic II, LLC

Avalon Mosaic, LLC

Avalon Nashua, LLC

Avalon New Jersey Value II, LLC

Avalon New Rochelle II, LLC

Avalon New York Value I, LLC

Avalon Newport, L.P.

Avalon Norden Place, LLC

Avalon North Bergen, LLC

Avalon Ocean Avenue, L.P.

Avalon Ossining, LLC

Avalon Oyster, LLC

Avalon Park Crest, LLC

Avalon Phoenixville, LLC

Avalon Princeton, LLC

Avalon Queen Anne, LLC

Avalon Rancho Vallecitos, L.P.

Avalon Riverview I, LLC

Avalon Riverview North, LLC

Avalon Run, LLC

Avalon Roseland, LLC

Avalon San Dimas, L.P.

Avalon Shelton III, LLC

Avalon Shipyard, LLC

Avalon Stuart, LLC

Avalon Tinton Falls, LLC

Avalon Towers Bellevue, LLC

Avalon Union City, L.P.

Avalon University District, LLC

Avalon Upper Falls Limited Partnership

Avalon Upper Falls, LLC

Avalon Villa Bonita, L.P.

Avalon Villa San Dimas, L.P.

Avalon Village Square, L.P.

Avalon Vista, L.P.

Avalon Watch, LLC

Avalon West Chelsea, LLC

Avalon West Hollywood, L.P.

Avalon West Long Branch, LLC

Avalon WFS, LLC

Avalon Willoughby West, LLC

Avalon Wilshire, L.P.

Avalon Winbrook Redevelopment, LLC

Avalon Woodland Hills, L.P.

Avalon WP I, LLC

Avalon WP II, LLC

Avalon WP III, LLC

Avalon WP IV, LLC

Avalon WP V, LLC

Avalon WP VI, LLC

AvalonBay Capital Management II, LLC

AvalonBay Fund II Subsidiary GP, LLC

AvalonBay Trade Zone Village, LLC

AvalonBay VAF Acquisition, LLC

AvalonBay VAF II Acquisition, LLC

AvalonBay Value Added Fund II Feeder, L.P.

AvalonBay Value Added Fund II, L.P.

AvalonBay Value Added Fund, L.P.

AvalonBay Value Added REIT II, L.P.

AVB Albemarle, LLC

AVB Bloomfield Station Urban Renewal, LLC

AVB Brandywine Member, LLC

AVB Consulate, LLC

AVB Del Rey, L.P.

AVB Glover Park, LLC

AVB Hillwood Holding, LLC

AVB La Mesa GP LLC

AVB La Mesa II GP LLC

AVB La Mesa II LP

AVB La Mesa LP

AVB Legacy DownREIT, LLC

AVB Manager II, LLC

AVB Maple Leaf Apartments GP, LLC

AVB Maple Leaf Apartments Limited Partnership

AVB Maple Leaf REIT, LLC

AVB Opera Warehouse GP, LLC

AVB Opera Warehouse, L.P.

AVB Princeton Homes, LLC

AVB Residual Parallel II, LLC

AVB Santa Monica on Main GP LLC

AVB Santa Monica on Main LP

AVB Simi Valley GP LLC

AVB Simi Valley LP

AVB Southwest Berkeley GP LLC

AVB Southwest Berkeley LP

AVB Statesman, LLC

AVB Studio City GP LLC

AVB Studio City III-A GP LLC

AVB Studio City III-A LP

AVB Studio City III-B GP LLC

AVB Studio City III-B LP

AVB Studio City III-C GP LLC

AVB Studio City III-C LP

AVB Studio City LP

AVB Trademark, LLC

AVB Tunlaw Gardens, LLC

AVB Walnut Creek GP LLC

AVB Walnut Creek LP

AVB Walnut Creek Station GP LLC

AVB Walnut Creek Station LP

AVB Willow Glen GP LLC

AVB Willow Glen LP

Bay Countrybrook L.P.

Bay Pacific Northwest, L.P.

Bellevue Financing, LLC

Bloomingdale Urban Renewal, LLC

Boonton Urban Renewal, LLC

Bowery Place I Low-Income Operator, LLC

Bowery Place I Manager, LLC

Briarwood Borrower, LLLP

Capital Mezz LLC

Centerpoint Master Tenant LLC

CG-N Affordable LLC

CG-N Affordable Manager LLC

CG-S Affordable LLC

CG-S Affordable Manager LLC

Chrystie Venture Partners, LLC

Clinton Green Company, LLC

Clinton Green Condo LLC

Clinton Green Holdings, LLC

Clinton Green North, LLC

Clinton Green South, LLC

Clinton Green Theatre, LLC

Courthouse Hill LLC

Crescent Financing, LLC

Crest Financing, L.P.

CVP I, LLC

CVP II, LLC

CVP III, LLC

Danvers FS Site, LLC

Darien Financing, LLC

Dermont Clinton Green, LLC

Downtown Manhattan Residential LLC

Eaves Artesia, L.P.

Eaves Burlington, LLC

Edgewater Financing, LLC

El Paseo Drive Land LLC

EQR-Archstone TM Holder, LLC

EQR-Legacy Holdings JV Member, LLC

ER Cedar, L.L.C.

Fairfax Towers Financing, L.P.

Freehold Financing, LLC

Gables Rothbury Borrower, LLLP

Garden City Apartments, LLC

Garden City SF, LLC

Garden City Townhomes, LLC

Gardens Financing, LLC

Gates Financing, LLC

Glen Cove Development LLC

Glen Cove II Development LLC

Harbor Financing, LLC

Hathorne FS Holdings, LLC

Hayes Valley, L.P.

Jones Road Residential, LLC

La Brea Gateway LLC

Lake Mendota Investments LLC

Laurel Hill Private Sewer Treatment Facility, LLC

Legacy Holdings JV, LLC

Lexford Properties, L.P.

LMI Cheshire Bridge LLC

LMI Pembroke Landings LLC

LMI Preston Park LLC

LMI Riverbend LLC

LMI Rosemont LLC

LMI Windward Park LLC

Mark Pasadena Financing, L.P.

Mission Bay North Financing, L.P.

MVP I, LLC

North Bergen Residential Urban Renewal, LLC

North Bergen Retail Urban Renewal, LLC

North Point Apartments GP LLC

North Point Apartments Limited Partnership

North Point Holdings GP LLC

North Point Holdings LP

North Point REIT LLC

Norwalk Retail, LLC

Oak Road Office, LLC

OEC Holdings LLC

Pennsylvania Entity GP, LLC

PHVP I GP, LLC

PHVP I, LP

Pleasant Hill Manager, LLC

Pleasant Hill Transit Village Associates LLC

Ridgefield Park Urban Renewal, LLC

Roselle Park Urban Renewal, LLC

Roselle Park VP, LLC

Run East II Financing, LLC

San Bruno III Financing, L.P.

Shady Grove Road Financing, LLC

Silicon Valley Financing, LLC

Smith Property Holdings Five (D.C.) L.P.

Smith Property Holdings One (D.C.) L.P.

Smith Property Holdings Ballston Place L.L.C.

Smith Property Holdings Consulate L.L.C.

Smith Property Holdings Crystal Houses L.L.C.

Smith Property Holdings Crystal Towers L.P.

Smith Property Holdings Four L.P.

Smith Property Holdings Five L.P.

Smith Property Holdings Reston Landing L.L.C.

Smith Property Holdings Seven L.P.

Smith Property Holdings Two LP

Smith Property Holdings Two (D.C.) L.P.

Tysons West, LLC

Union Urban Renewal, LLC

Valet Waste Holdings, Inc.

Wesmont Station Residential I Urban Renewal, LLC

Wesmont Station Residential II Urban Renewal, LLC

Wesmont Station Retail I Urban Renewal, LLC

Wesmont Station Retail II Urban Renewal, LLC

West Chelsea Transaction, LLC

Wharton Urban Renewal, LLC

Woodland Park REIT Holdings GP LLC

Woodland Park REIT Holdings LP

Woodland Park REIT LLC

WP Apartments GP LLC

WP Apartments LP

District of Columbia

4100 Massachusetts Avenue Associates, L.P.

Maryland

Archstone

Archstone Inc.

Archstone Multifamily Series I Trust

Archstone Wheaton Station LLC

Avalon 4100 Massachusetts Avenue, Inc.

Avalon Acton, Inc.

Avalon at Chestnut Hill, Inc.

Avalon at Great Meadow, Inc.

Avalon at St. Clare, Inc.

Avalon BFG, Inc.

Avalon Blue Hills, Inc.

Avalon Canton, Inc.

Avalon Chase Glen, Inc.

Avalon Chase Grove, Inc.

Avalon Cohasset, Inc.

Avalon Collateral, Inc.

Avalon Commons, Inc.

Avalon Decoverly, Inc.

Avalon DownREIT V, Inc.

Avalon Fairway Hills I Associates

Avalon Fairway Hills II Associates

Avalon Fairway II, Inc.

Avalon Glendora Manager, Inc.

Avalon Grosvenor LLC

Avalon Hayes Valley Manager, Inc.

Avalon Hingham, Inc.

Avalon Hingham PM, Inc.

Avalon Natick, Inc.

Avalon Oaks, Inc.

Avalon Oaks West, Inc.

Avalon Promenade, Inc.

Avalon Sharon, Inc.

Avalon Symphony Woods, Inc.

Avalon Twinbrook Station, Inc.

Avalon Upper Falls Limited Dividend Corporation

Avalon West Hollywood Manager, Inc.

AvalonBay Arna Valley, Inc.

AvalonBay Assembly Row TRS, Inc.

AvalonBay Capital Management, Inc.

AvalonBay Construction Services, Inc.

AvalonBay Grosvenor, Inc.

AvalonBay NYC Development, Inc.

AvalonBay Orchards, Inc.

AvalonBay Shrewsbury, Inc.

AvalonBay Traville, LLC

AvalonBay Value Added Fund, Inc.

AVB Development Transactions, Inc.

AVB Northborough, Inc.

AVB Pennsylvania Realty Trust

AVB Pleasant Hill TRS, Inc.

AVB Realty Management Services, Inc.

AVB Service Provider, Inc.

Bay Asset Group, Inc.

Bay Development Partners, Inc.

Bay GP, Inc.

Brandywine Apartments of Maryland, LLC

California Multiple Financing, Inc.

California San Bruno III Financing, Inc.

Centerpoint Development II LLC

Centerpoint Eutaw LLC

Centerpoint Eutaw/Howard Holdings LLC

Centerpoint Garage LLC

Centerpoint Howard LLC

Centerpoint Tower LLC

Centerpoint Tower/Garage Holdings LLC

Georgia Avenue, Inc.

JP Construction in Milford, Inc.

Juanita Construction, Inc.

Lexington Ridge-Avalon, Inc.

Pomorum Holdings, Inc.

Smith Realty Company

Massachusetts

AvalonBay BFG Limited Partnership

Hingham Shipyard East Property Owners Association, Inc.

Smith Property Holdings Cronin’s Landing L.P.

New Jersey

Town Cove Jersey City Urban Renewal, Inc.

Town Run Associates

New York

Avalon Huntington Former S Corp

Virginia

Arna Valley View Limited Partnership

Avalon Decoverly Associates Limited Partnership

Hillwood Square Mutual Association

FOREIGN ENTITIES:

Archstone B.V.

Archstone Deutsche RE Holding GmbH

Archstone Holdings Germany II Ltd.

Archstone Holdings Germany Ltd.

Archstone LT Holdings Germany II Ltd.

Archstone LT Holdings Germany Ltd.

Archstone Management Germany B.V.

Archstone Management Germany II Cooperatief U.A.

Archstone Management Germany II S.a.r.l.

Archstone Management Germany S.a.r.l.

DeWAG 1. Objektgesselschaft mbH

DeWAG 10. Objektgesellschaft B.V.

DeWAG 11. Objektgessellschaft B.V.

DeWAG 12. Objektgesselschaft mbH

DeWAG 13. Objektgesselschaft mbH

DeWAG 14. Objektgesselschaft B.V.

DeWAG 15. Objektgesselschaft B.V.

DeWAG 16. Objektgesselschaft B.V.

DeWAG 17. Objektgesselschaft B.V.

DeWAG 18. Objektgesselschaft B.V.

DeWAG 19. Objektgesselschaft B.V.

DeWAG 2. Objektgesselschaft mbH

DeWAG 20. Objektgesselschaft B.V.

DeWAG 21. Objektgesselschaft B.V.

DeWAG 22. Objektgesselschaft B.V.

DeWAG 23. Objektgesselschaft B.V.

DeWAG 24. Objektgesselschaft B.V.

DeWAG 25. Objektgesselschaft B.V.

DeWAG 3. Objektgesselschaft mbH

DeWAG 4. Objektgesselschaft mbH

DeWAG 9. Objektgesellschaft B.V.

DeWAG Capital GmbH

DeWAG Deutsche WohnAnlage GmbH

DeWAG Holdings B.V.

DeWAG Holdings GmbH

DeWAG Holdings II S.a.r.l.

DeWAG Holdings S.a.r.l.

DeWAG II-1. Objektgesselschaft B.V.

DeWAG II-2. Objektgesselschaft B.V.

DeWAG II-3. Objektgesselschaft B.V.

DeWAG II-4. Objektgesselschaft B.V.

DeWAG II-5. Objektgesselschaft B.V.

DeWAG II-6. Objektgesselschaft B.V.

DeWAG II-7. Objektgesselschaft B.V.

DeWAG JV Holdings 1 B.V.

DeWAG LT Holdings II S.a.r.l.

DeWAG LT Holdings S.a.r.l.

DeWAG Management GmbH

Panorama Insurance Ltd.

TSP Wega Vermoegensverwaltungs GmbH & Co. KG

TSP Wega Verwaltungs GmbH